Exhibit 99.1

Executive Form

FY 2017

PERFORMANCE BASED AWARD AGREEMENT

under the

Hexcel Corporation 2013 Incentive Stock Plan

This Performance Based Award Agreement (the “Agreement”), is entered into as of the Grant Date, by and between Hexcel Corporation, a Delaware corporation (the “Company”), and the Grantee.

The Company maintains the Hexcel Corporation 2013 Incentive Stock Plan (the “Plan”).  The Compensation Committee (the “Committee”) of the Board of Directors of the Company (the “Board”) has determined that the Grantee shall be granted a Performance Based Award (“PBA”) upon the terms and subject to the conditions hereinafter contained.  Capitalized terms used but not defined herein shall have the meanings assigned to them in the Plan.

1.Notice of Grant; Acceptance of PBA.  A Notice of Grant is attached hereto as Annex A and incorporated by reference herein. The PBA awarded pursuant to this Agreement may result in the Grantee being awarded up to that number of unrestricted shares of Common Stock equal to the Maximum Share Award (as defined herein).  Grantee will be deemed to accept the terms and conditions of this Agreement by clicking the “Accept” button on the Award Acceptance screen with regard to this PBA.

2.Incorporation of Plan.  The Plan is incorporated by reference and made a part of this Agreement, and this Agreement shall be subject to the terms of the Plan, as the Plan may be amended from time to time. The PBA granted hereunder constitutes an Award within the meaning of the Plan.

3.Performance Periods; Award of Unrestricted Shares of Common Stock.

(a)There is a Long-Term Performance Period (calendar years 2017-2019) under this PBA.  The performance measures for the Long-Term Performance Period are Return on Invested Capital and Relative Earnings per Share Growth Rate.

(b)(i) Subject to Section 5, if and only if the Threshold Level for the Return on Invested Capital Long-Term Performance Measure is met for the Long-Term Performance Period, and so long as the Grantee is employed by a member of the Hexcel Group at the end of the Long-Term Performance Period, or the Grantee’s employment with a member of the Hexcel Group terminates during the Long-Term Performance Period due to the Grantee’s Retirement, the Grantee shall, at such time as the number of PBA Shares is determined under this Section 3(b), become entitled to receive that number of PBA Shares equal to the number determined in accordance with the ROIC Long-Term Performance Measure Share Award Schedule that appears on Annex B.

(ii) Subject to Section 5, if and only if the Threshold Level for the Relative Earnings per Share Growth Rate Long-Term Performance Measure is met for the Long-Term Performance Period, and so long as the Grantee is employed by a member of the Hexcel Group at the end of the Long-Term Performance Period, or the Grantee’s employment with a member of the Hexcel Groupterminates during the Long-Term Performance Period due to the Grantee’s Retirement, the Grantee shall, at such time as the number of PBA Shares is determined under this Section

3(b), become entitled to receive that number of PBA Shares equal to the number determined in accordance with the Relative EPS Growth Rate Long-Term Performance Measure Share Award Schedule that appears on Annex B.   The Committee shall certify the degree of achievement of each of the Long-Term Performance Measures promptly (but in no event later than 60 days) after the end of the Long-Term Performance Period.

4. Termination of Employment; Pro-rata Award

(a)For purposes of the grant hereunder, any transfer of employment by the Grantee within the Hexcel Group, or any other change in employment that does not constitute a “separation from service” within the meaning of Section 1.409A-1(h) of the Treasury Regulations (or any successor provision), shall not be considered a termination of employment by the applicable member of the Hexcel Group.  Any change in employment that does constitute a “separation from service” within the meaning of Section 1.409A-1(h) of the Treasury Regulations (or any successor provision) shall be considered a termination of employment.

(b)Subject to Section 5 and Section 4(c), if during the Long-Term Performance Period, the Grantee’s employment with a member of the Hexcel Group terminates due to Death or Disability, or the Grantee’s employment with a member of the Hexcel Group is involuntarily terminated without Cause or the Grantee terminates employment for Good Reason, then the Grantee shall be entitled to receive that number of PBA Shares that the Grantee would have been entitled to receive under Section 3(b) had the Grantee been employed by a member of the Hexcel Group at the end of the Long-Term Performance Period multiplied by a fraction equal to M/36, where M is the number of partial or total months the Grantee is employed by a member of the Hexcel Group during the Long-Term Performance Period.

(c)Subject to Section 5, if, at any time during the Long Term Performance Period, the Grantee’s employment with a member of the Hexcel Group terminates due to the Grantee’s Retirement, then, following the completion of the Long-Term Performance Period, the Grantee shall be entitled to receive such number of PBA Shares as determined under Section 3(b) above without regard to any pro-ration under Section 4(b).

(d)If, at any time during the Long-Term Performance Period the Grantee’s employment with a member of the Hexcel Group terminates for any reason other than due to death, Disability, Retirement, termination by the Grantee for Good Reason or involuntary termination by a member of the Hexcel Group without Cause, the Grantee shall receive no award and this PBA shall be null and void.

(e)The Grantee shall become entitled to receive PBA Shares under Section 4(b) or Section 4(c) at the same time as the Grantee would have become entitled to receive PBA Shares under Section 3(b) if the Grantee were employed by a member of the Hexcel Group at the end of the Long-Term Performance Period.

5.Change in Control.  Notwithstanding any other provision of this Agreement, if a Change in Control occurs any time on or after the start of the Long-Term Performance Period and prior to the Grantee’s receiving any award under this Agreement, then the Grantee shall immediately be awarded the PBA Target Share Award, and any shares of Common Stock underlying any Additional Restricted Units that have been credited to the Grantee pursuant to Section 6(c).  Delivery of the PBA Shares pursuant to this Section 5 shall discharge any obligation the Company has or may have to the Grantee under this Agreement in its entirety and the Grantee shall not be entitled to any additional award under this Agreement.

6.Transferability of PBA; No Incidents of Ownership; Dividend Equivalents

(a)Except as provided in this Section 6(a), the PBA may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, except by will or the laws of descent and distribution. Any attempt to transfer the PBA in contravention of this Section 6(a) is void ab initio. The PBA shall not be subject to execution, attachment or other process.  Notwithstanding the foregoing, the Grantee shall be permitted to transfer the PBA to members of his or her immediate family (i.e., children, grandchildren or spouse), trusts for the benefit of such family members, and partnerships or other entities whose only partners or equity owners are such family members; provided, however, that no consideration can be paid for the transfer of the PBA and the transferee of the PBA must agree to be subject to all conditions applicable to the PBA (including all of the terms and conditions of this Agreement) prior to transfer.

(b)The Grantee shall not possess any incidents of ownership (including, without limitation, dividend and voting rights) in shares of Common Stock in respect of this PBA unless and until the Grantee becomes the holder of record of the PBA Shares.

(c)On each dividend record date, for each share of Common Stock underlying the PBA Target Share Award and each Additional Restricted Unit (as defined below), the Grantee shall be entitled to dividend equivalents in an amount equal to the value of any cash or stock dividends paid by the Company on one share of Common Stock. In the case of cash dividends, the Company shall credit the Grantee, on each dividend payment date, an additional number of PBA Shares (“Additional Restricted Units”) equal to (i) divided by (ii), where (i) equals the total of the PBA Target Share Award and Additional Restricted Units, if any, subject to this Agreement on such date multiplied by the dollar amount of the cash dividend paid per share of Common Stock on such date, and (ii) equals the Fair Market Value of a share of Common Stock on such date. If a dividend is paid to holders of Common Stock in shares, the Company shall credit the Grantee, on each dividend payment date, Additional Restricted Units equal to the total of the PBA Target Share Award and Additional Restricted Units, if any, subject to this Agreement on such date multiplied by the share dividend paid per share of Common Stock on such date. If fractions of a share would result from the calculation of any Additional Restricted Units payable to the Grantee, the amount of Additional Restricted Units shall be rounded down to the nearest whole number of shares.  Following the completion of the Long-Term Performance Period, the number of Additional Restricted Units shall be adjusted to reflect the attainment of the Long-Term Performance Measures in the same manner as the PBA Target Share Award.  If fractions of a share would result from any such adjustment, the number of Additional Restricted Units resulting from such adjustment shall be rounded down to the nearest whole number of shares.  Additional Restricted Units are subject to the same restrictions, including but not limited to vesting, transferability, forfeiture and payment restrictions that apply to the underlying PBA to which they relate.

7.Forfeiture of PBA and PBA Shares on Certain Conditions.  Grantee hereby acknowledges that the Hexcel Group has given or will give Grantee access to certain confidential, proprietary or trade secret information, which the Hexcel Group considers extremely valuable and which provides the Hexcel Group with a competitive advantage in the markets in which the Hexcel Group develops or sells its products.  The Grantee further acknowledges that the use of such information by Grantee other than in furtherance of Grantee’s job responsibilities with the Hexcel Group would be extremely detrimental to the Hexcel Group and would cause immediate and irreparable harm to the Hexcel Group.  In exchange for access to such confidential, proprietary or trade secret information, Grantee hereby agrees as follows:

(a)Notwithstanding anything to the contrary contained in this Agreement, should the Grantee breach the “Protective Condition” (as defined in Section 7(b)), then (I) the PBA and any PBA Shares distributed to the Grantee pursuant to this Agreement, shall immediately be forfeited upon such breach, (II) the Grantee shall immediately deliver to the Company the number of PBA Shares previously distributed to the Grantee during the 180-day period prior to the termination of the Grantee’s employment with any member of the Hexcel Group and (III) if any PBA Shares were sold during the 180-day period immediately prior to such termination of employment in an arms’ length transaction or disposed of in any other manner, the Grantee shall immediately deliver to the Company all proceeds of such arms’ length sales, and if disposed of otherwise than in arms’ length sale, the Fair Market Value of such PBA Shares determined at the time of disposition. The PBA Shares and proceeds to be delivered under clauses (II) and (III) may be reduced to reflect the Grantee’s liability for taxes payable on such PBA Shares and/or proceeds.

(b)“Protective Condition” shall mean that (I) the Grantee complies with all terms and provisions of any obligation of confidentiality contained in a written agreement with any member of the Hexcel Group signed by the Grantee, or otherwise imposed on Grantee by applicable law, and (II) during the time Grantee is employed by any member of the Hexcel Group and for a period of one year following the termination of the Grantee’s employment with any member of the Hexcel Group, the Grantee does not (a) engage, in any capacity, directly or indirectly, including but not limited to as employee, agent, consultant, manager, executive, owner or stockholder (except as a passive investor holding less than a 5% equity interest in any enterprise), in any business enterprise then engaged in competition with the business conducted by the Hexcel Group anywhere in the world; provided, however, that the Grantee may be employed by a competitor of the Hexcel Group within such one year period so long as the duties and responsibilities of Grantee’s position with such competitor do not involve the same or substantially similar duties and responsibilities as those performed by the Grantee for any member of the Hexcel Group in a business segment of the new employer which competes with the business segment(s) with which the Grantee worked or had supervisory authority over while employed by any member of the Hexcel Group during the twelve (12) months immediately preceding the date on which the Grantee’s employment terminates, (b) employ or attempt to employ, solicit or attempt to solicit, or negotiate or arrange the employment or engagement with Grantee or any other Person, of any Person who was at the date of termination of the Grantee’s employment, or within twelve (12) months prior to that date had been, a member of the senior management of any member of the Hexcel Group with whom the Grantee worked closely or was an employee with whom the Grantee worked closely or had supervisory authority over during the twelve months immediately preceding the date on which the Grantee’s employment terminates or (c) disparage any member of the Hexcel Group, any of its respective current or former directors, officers or employees or any of its respective products.

(c)This paragraph (c) shall apply if the Grantee is an executive officer or officer (as defined in Rule 3b-7or Rule 3b-2 under the Securities Exchange Act of 1934). In accordance with the Company’s policy adopted by the Board on the Potential Impact on Compensation from Executive Misconduct, if it is determined, within eighteen (18) full calendar months after the date on which the Grantee became entitled to receive any PBA Shares, that the Grantee engaged in misconduct resulting in the inaccurate reporting of the Company’s financial results, and the number of PBA Shares the Grantee became entitled to receive (the “Incorrect Number of Shares”) was greater than the number of PBA Shares that would have been awarded, paid or delivered to, or realized by, the Grantee, if calculated based on the accurate reporting of financial results (the “Correct Number of Shares”), then (I) if the Grantee has not yet received the PBA Shares, the number of PBA Shares to which the Grantee shall be entitled shall be immediately reduced from the Incorrect Number of Shares to the Correct Number of Shares, (II) if the Grantee has received the PBA Shares, then the Grantee shall immediately deliver to the Company that number of PBA Shares equal to the difference between the Incorrect Number of Shares and the Correct Number of Shares (the “Forfeited Shares”), and (III) if the Grantee has received the PBA Shares and sold any of the Forfeited Shares in an arms’ length transaction or disposed of such shares in any other manner, the Grantee shall immediately deliver to the Company all proceeds from the arms’ length sales of such Forfeited Shares and, if disposed of otherwise than in an arms’ length sale, the Fair Market Value of such shares determined at the time of disposition. The PBA Shares and proceeds to be delivered under clauses (II) and (III) may be reduced to reflect the Grantee’s liability for taxes payable on such PBA Shares and/or proceeds.

(d)In the event any of Section 7(a), Section 7(b) or Section 7(c) is unenforceable in the jurisdiction in which the Grantee is employed on the date hereof, such section nevertheless shall be enforceable to the full extent permitted by the laws of the jurisdiction in which the Company shall have the ability to seek remedies against the Grantee arising from any activity prohibited by this Section 7.

(e)Notwithstanding any other provision in the Plan or this Agreement to the contrary, whenever the Company may be entitled or required by law, Company policy or the requirements of an exchange on which the Company’s shares are listed for trading, to cause an Award to be forfeited or to recoup compensation received by the Grantee pursuant to the Plan, including recovery of shares distributed or the proceeds of shares sold or transferred, the Grantee shall accept such forfeiture and comply with any Company request or demand for recoupment of compensation received. Without limiting the preceding sentence, the PBA granted hereunder shall be subject to the Company’s Clawback Policy (CP No. 1.7) or any similar successor policy adopted by the Company.

8.Issuance of PBA Shares.  Subject to Section 11(e) below, any PBA Shares to be issued to the Grantee under this PBA (i) shall be delivered to the Grantee promptly, but in no event later than ten days, after such time as the Grantee becomes entitled to receive such PBA Shares, and (ii) may be issued in either certificated form or in uncertificated form (via the Direct Registration System or otherwise).

9.Taxes.  Upon the distribution of PBA Shares to the Grantee, absent a notification by the Grantee to the Company (or an agent designated by the Company to administer the Company’s stock incentive program) which is received by the Company or its agent at least three business days prior to the date of such distribution, to the effect that the Grantee will pay to the Company or its Affiliate by check or wire transfer any taxes (“Withholding Taxes”) the Company reasonably determines it or its Affiliate is required to withhold under applicable tax laws with respect to such shares, the Company will reduce the number of PBA Shares to be distributed to the Grantee in connection with such distribution by a number of PBA Shares the Fair Market Value of which (as of the date the Grantee becomes entitled to receive such shares) is equal to the total amount of Withholding Taxes; provided, however, that, even in the absence of such notification from the Grantee, the Committee shall retain the discretion at all times to require the Grantee to pay to the Company or its Affiliate by check or wire transfer the Withholding Taxes. In the event the Grantee elects, or is required by the Committee, to pay to the Company or its Affiliate the Withholding Taxes with respect to such shares by check or wire transfer, the Company’s obligation to deliver such PBA Shares shall be subject to receipt by the Company or its Affiliate of such payment in available funds. The Company or its Affiliate shall, to the extent permitted by law, have the right to deduct from any payment of any kind otherwise due to the Grantee any federal, state, local or other taxes required to be withheld with respect to such payment.

10.No Guarantee of Employment.  Nothing set forth herein or in the Plan shall confer upon the Grantee any right of continued employment for any period by the Hexcel Group, or shall interfere in any way with the right of the Hexcel Group to terminate such employment.

11.Section 409A.

(a)It is intended that this Agreement comply in all respects with the requirements of Sections 409A of the Internal Revenue Code (the “Code”) and applicable Treasury Regulations and other generally applicable guidance issued thereunder (collectively, the “Applicable Regulations”), and this Agreement shall be interpreted for all purposes in accordance with this intent.

(b)Notwithstanding any term or provision of this Agreement (including any term or provision of the Plan incorporated in this Agreement by reference), the parties hereto agree that, from time to time, the Company may, without prior notice to or consent of the Grantee, amend this Agreement to the extent determined by the Company, in the exercise of its discretion in good faith, to be necessary or advisable to prevent the inclusion in the Grantee’s gross income pursuant to the Applicable Regulations of any compensation intended to be deferred hereunder. The Company shall notify the Grantee as soon as reasonably practicable of any such amendment affecting the Grantee.

(c)In the event that the PBA Shares issuable or amounts payable under this Agreement are subject to any taxes, penalties or interest under the Applicable Regulations, the Grantee shall be solely liable for the payment of any such taxes, penalties or interest.

(d)Except as otherwise specifically provided herein, the time for distribution of PBA Shares under this PBA shall not be accelerated or delayed for any reason, unless to the extent necessary to comply with or permitted under the Applicable Regulations.

(e)Notwithstanding any term or provision of this Agreement to the contrary, if the Grantee is a specified employee (as defined in Section 409A(a)(2)(B)(i) of the Code) as of the date of his or her termination of employment, then any PBA Shares issuable or amounts payable to the Grantee under this PBA on account of his or her termination of employment (including without limitation any dividends payable to the Grantee pursuant to Section 6(c) if payable on account of his or her termination of employment) shall be paid to the Grantee upon the later of (i) the date such PBA Shares would otherwise be issuable or such amounts would otherwise be payable to the Grantee under this PBA without regard to this Section 12(e) and (ii) the date which is six months following the date of the Grantee’s termination of employment.  The preceding sentence shall not apply in the event Grantee’s termination of employment is due to his or her death.  If the Grantee should terminate employment for a reason other than his or her death but subsequently die during the six-month period described in subclause (ii) of the first sentence above, such six-month period shall be deemed to end on the date of the Grantee’s death.

12.Notices.  Any notice required or permitted under this Agreement shall be deemed given when delivered personally, or when deposited in a United States Post Office, postage prepaid, addressed, as appropriate, to the Grantee at the last address specified in Grantee’s employment records, or such other address as the Grantee may designate in writing to the Company, Attention:  Corporate Secretary, or such other address as the Company may designate in writing to the Grantee.

13.Failure to Enforce Not a Waiver.  The failure of either party hereto to enforce at any time any provision of this Agreement shall in no way be construed to be a waiver of such provision or of any other provision hereof.

14.Governing Law/Jurisdiction/Resolution of Disputes.  This Agreement shall be governed by and construed according to the laws of the State of Delaware, USA without regard to the conflicts of laws provisions thereof. Any disputes arising under or in connection with this Agreement shall be resolved by binding arbitration before three arbitrators constituting an Employment Dispute Tribunal, to be held in the state of Connecticut, USA in accordance with the commercial rules and procedures of the American Arbitration Association.  Judgment upon the award rendered by the arbitrator shall be final and subject to appeal only to the extent permitted by law.  Each party shall bear such party’s own expenses incurred in connection with any arbitration. Anything to the contrary notwithstanding, each party hereto has the right to proceed with a court action for injunctive relief or relief from violations of law not within the jurisdiction of an arbitrator.

15.Miscellaneous.  This Agreement cannot be changed or terminated orally. This Agreement and the Plan contain the entire agreement between the parties relating to the subject matter hereof.  This Agreement inures to the benefit of, and is binding upon, the Company and its successors-in-interest and its assigns, and the Grantee, the Grantee’s heirs, executors, administrators and legal representatives. The section headings herein are intended for reference only and shall not affect the interpretation hereof.

16.Severability. The provisions of this Agreement are severable and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable.

17.Definitions.  For purposes of this Agreement:

(a)“Affiliate” of any Person shall mean any other Person that directly or indirectly, through one or more intermediaries, Controls, is Controlled by, or is under common Control with, such first Person.  The term “Control” shall have the meaning specified in Rule 12b-2 under the Exchange Act;

(b)“Cause” shall have the meaning ascribed to such term in the Executive Severance Agreement or Executive Severance Policy, as applicable;

(c)“Change in Control” shall have the meaning ascribed to such term in the Executive Severance Agreement or Executive Severance Policy, as applicable;

(d) “Disability” shall have the meaning ascribed to such term in the Executive Severance Agreement or Executive Severance Policy, as applicable;

(e)“Exchange Act” shall mean the U.S. Securities Act of 1934, as amended;

(f)“Executive Severance Agreement” shall mean the Executive Severance Agreement between the Company or its Affiliate and the Grantee, as amended from time to time;

(g)“Executive Severance Policy” shall mean the Executive Severance Policy adopted by the Committee, and which applies to a termination of employment of a Grantee who has received an offer letter of employment from the Company that expressly extends the provisions of such Policy to such Grantee;

(h)“Good Reason” shall have the meaning ascribed to such term in the Executive Severance Agreement or Executive Severance Policy, as applicable;

(i)	“Hexcel Group” shall mean the Company and its Affiliates;

(j)“Long-Term Performance Measures” shall mean (i) Return on Invested Capital, or “ROIC,” as defined on Exhibit I attached hereto and (ii) Relative Earnings Per Share Growth Rate or “Relative EPS Growth Rate” as defined on Exhibit II attached hereto;

(k)“Long-Term Performance Period” shall mean the period beginning on January 1, 2017 and ending on December 31, 2019;

(l)“Maximum Share Award” is the maximum amount of unrestricted shares of Common Stock that can be awarded to the Grantee under this PBA, which is 200% of the PBA Target Share Award, exclusive of any shares of Common Stock underlying any Dividend Equivalents credited to Grantee pursuant to Section 6(c);

(m)“PBA Shares” shall mean the unrestricted shares of Common Stock that Grantee is entitled to receive under this Agreement pursuant to Section 3, Section 4 or Section 5, including any shares of Common Stock underlying any Additional Restricted Units that are credited to the Grantee pursuant to Section 6(c).

(n)“PBA Target Share Award” shall mean the number of unrestricted shares of Common Stock set forth on Annex A (which number represents the number of unrestricted shares that can be awarded to the Grantee under this PBA if the Target Level of 100% for each of the Long-Term Performance Measures is achieved);

(o)“Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) of the Exchange Act and shall include “persons acting as a group” within the meaning of Section 1.409A-3(i)(5)(v)(B) of the Treasury Regulations (or any successor provision);

(p)“Relative Earnings per Share Growth Rate” or “Relative EPS Growth Rate” is defined on Exhibit II attached hereto;

(q) “Retirement” shall mean termination of the Grantee’s employment with a member of the Hexcel Group, other than by reason of death or Cause, either (A) at or after age 65 or (B) at or after age 55 after five (5) years of employment by the Hexcel Group;

(r)“Return on Invested Capital” or “ROIC,” is defined on Exhibit I attached hereto;

(s)“Target Level” for each of the Long-Term Performance Measures is defined on Annex B; and

(t)“Threshold Level” for each of the Long-Term Performance Measures is defined on Annex B.

Annex A

NOTICE OF GRANT

PERFORMANCE BASED AWARD

HEXCEL CORPORATION 2013 INCENTIVE STOCK PLAN

The following employee of Hexcel Corporation, a Delaware corporation, or an Affiliate, has been granted a Performance Based Award in accordance with the terms of this Notice of Grant and the Agreement to which this Notice of Grant is attached.

The terms below shall have the meanings ascribed to them below when used in the Agreement.

Grantee
Grant Date	January __, 2017
Target number of unrestricted shares of Common Stock which may be granted as a result of this PBA (“PBA Target Share Award”)

IN WITNESS WHEREOF, the parties hereby agree to the terms of this Notice of Grant and the Agreement to which this Notice of Grant is attached and execute this Notice of Grant and the Agreement as of the Grant Date.

HEXCEL CORPORATION
Grantee

By:_________________________

Gail E. Lehman

Executive Vice President

Annex B

The “Maximum Level” of the ROIC Long-Term Performance Measure shall be ___%

The “Target Level” of the ROIC Long-Term Performance Measure shall be ___%.

The “Threshold Level” of the ROIC Long-Term Performance Measure shall be ___%.

ROIC Long-Term Performance Measure Share Award Schedule

Level of Attainment of Long-Term Performance Measure (ROIC)	Percentage of PBA Target Share Award to be awarded to Grantee

Maximum Level	134%

Target Level	67%

Threshold Level	33.5%

Less than Threshold Level	0

Interpolation shall be used, on a ratable basis, to determine the number of PBA Shares to be awarded when the degree of attainment of the ROIC Long-Term Performance Measure is between two levels in the left hand column above.

The “Maximum Level” of the Relative EPS Growth Rate Long-Term Performance Measure shall be attained if the Company GAAP EPS Growth Rate (as defined in Exhibit II) is at least 75 percent of the Constituent Company GAAP EPS Growth Rates (as defined in Exhibit II).

The “Stretch Level” of the Relative EPS Growth Rate Long-Term Performance Measure shall be attained if the Company GAAP EPS Growth Rate is equal to 65 percent of the Constituent Company GAAP EPS Growth Rates.

The “Target Level” of the Relative EPS Growth Rate Long-Term Performance Measure shall be attained if the Company GAAP EPS Growth Rate is equal to 55 percent of the Constituent Company GAAP EPS Growth Rates.

The “Threshold Level” of the Relative EPS Growth Rate Long-Term Performance Measure shall be attained if the Company GAAP EPS Growth Rate is equal to 40 percent of the Constituent Company GAAP EPS Growth Rates.

Relative EPS Growth Rate Long-Term Performance Measure Share Award Schedule

Level of Attainment of Relative GAAP EPS Growth Rate Long-Term Performance Measure	Percentage of PBA Target Share Award to be awarded to Grantee

Maximum Level	66%

Stretch Level	49.5%

Target Level	33%

Threshold Level	16.5%

Less than Threshold Level	0

Interpolation shall be used, on a ratable basis, to determine the number of PBA Shares to be awarded when the degree of attainment of the Relative EPS Growth Rate Long-Term Performance Measure is between two levels in the left hand column above.

Exhibit I

HEXCEL CORPORATION

Definition and Computation of ROIC

For Purposes Of

Performance Share Awards for 2017-2019 Performance Cycle

Computation:

“ROIC” shall be computed by dividing the Average Return by the Average Capital Employed and expressed as a percentage as shown in the formula below:

Average Return

Average Capital Employed

Definitions:

“Average Capital Employed” shall mean the sum of Net Capital Employed as of December 31, 2016, December 31, 2017, December 31, 2018 and December 31, 2019, divided by four.

“Average Return” shall mean the sum of the Return for the calendar years of 2017, 2018 and 2019, divided by three.

“Cash” as of a particular date shall mean cash and cash equivalents of the Company and its Affiliates as of such date, as reported in its financial statements.

“Consolidated Operating Income” shall mean the operating income of the Company and its Affiliates as reported in its financial statements.

“Equity in Earnings from Affiliated Companies” shall mean the equity in earnings from affiliated companies of the Company and its Affiliates as reported in its financial statements.

“Net Capital Employed” as of a particular date shall mean the sum of Stockholders’ Equity and Total Debt as of such date, minus Cash as of such date.

“Other Operating Expense (Income), Net” shall mean the other operating income (expense), net of the Company, as reported in its financial statements.

“Return” for a particular period shall mean (i) the sum of Consolidated Operating Income and Other Operating Expense (Income), Net for such period, multiplied by (ii) one minus the Tax Rate for such period, plus (iii) Equity in Earnings from Affiliated Companies.

“Stockholder’s Equity” as of a particular date shall mean total stockholder’s equity of the Company as reported in its financial statements as of such date.

“Tax Rate” means the tax rate as adjusted to exclude non-recurring items that relate to prior years, consistent with the calculation of adjusted net income in the Company’s earnings release.

“Total Debt” as of a particular date shall mean the sum of “short-term borrowings and current maturities of long term debt” and “long-term notes payable” of the Company and its Affiliates as of such date, as reported in its financial statements.

Exhibit II

HEXCEL CORPORATION (the “Company”)

Definition and Computation of Relative GAAP EPS Growth Rate

For Purposes Of

Performance Share Awards for 2017-2019 Performance Cycle

Computation:

1.Determine Company GAAP EPS for the year ended December 31, 2016 (“2016 Company GAAP EPS”).

2.  Determine Company GAAP EPS for the year ending December 31, 2019 (“2019 Company GAAP EPS”).

3.Determine the growth rate of Company GAAP EPS, expressed as a percentage (the “Company GAAP EPS Growth Rate”), by applying the following formula:

4. For each Constituent Company, determine the Constituent Company’s GAAP EPS for the 2016 Comparative Period (the “2016 Constituent Company GAAP EPS”).

5. For each Constituent Company, determine the Constituent Company’s GAAP EPS for the 2019 Comparative Period (the “2019 Constituent Company GAAP EPS”).

6. For each Constituent Company, determine the growth rate of the Constituent Company’s GAAP EPS, expressed as a percentage (the “Constituent Company GAAP EPS Growth Rate”), by applying the following formula:

Provided, that if a Constituent Company is a Bankruptcy Constituent Company, it will be deemed to have a Constituent Company GAAP EPS Growth Rate that is less than the Company GAAP EPS Growth Rate.

7.  Determine the percentage of Constituent Companies that have a Constituent Company GAAP EPS Growth Rate that is less than the Company GAAP EPS Growth Rate applying the following formula:

•	Where P represents the percentile performance which will be rounded, if necessary, to the nearest whole percentile by application of standard scientific rounding conventions.
•	Where N represents the number of Constituent Companies plus the Company group, including Hexcel; and

•	Where R represents Hexcel’s ranking versus the Constituent Companies

8. Determine the attainment with respect to the Relative GAAP EPS Growth Rate by reference to the Relative GAAP EPS Growth Rate Long-Term Performance Measure Share Award Schedule set forth in Annex B.

Definitions:

“Bankruptcy Constituent Company” shall mean a company or other entity that was included in the S&P MidCap400 Index at the beginning of the 2016 Comparative Period if, prior to the end of the 2019 Comparative Period, such company or other entity shall have become subject to a proceeding under any bankruptcy or insolvency laws filed by or against such company or other entity.

“Company GAAP EPS” shall mean the Company’s consolidated diluted earnings per share from continuing operations attributable to Company common stockholders for the relevant year, presented in conformity with accounting principles generally accepted in the United States, as reported in the Company’s audited financial statements included in the Company’s Annual Report on Form 10-K, filed with the Securities and Exchange Commission.

“Comparative Period” shall mean either the 2016 Comparative Period or the 2019 Comparative Period, as applicable.

“Constituent Company GAAP EPS” shall mean a Constituent Company’s consolidated diluted earnings per share from continuing operations attributable to the Constituent Company’s common stockholders (or, if applicable, the holders of another form of Constituent Company common equity) for the relevant period, presented in conformity with accounting principles generally accepted in the United States, as derived from Constituent Company financial statements or other documentation filed with or furnished to the Securities and Exchange Commission or from documentation or communications otherwise publicly issued, provided that if the Constituent Company does not have reported earnings from continuing operations, then the EPS calculation shall be determined based on the Company’s net earnings.

“Constituent Company” shall mean a company or other entity that is included in the S&P MidCap 400 Index at January 1, 2017, except as set forth below:

•

A company or other entity included in the S&P MidCap 400 Index at the beginning of the 2016 Comparative Period that was acquired (by merger, asset purchase, tender offer, share exchange, or otherwise) by another company prior to the end of the 2019 comparative period shall not be a Constituent Company, regardless of whether the acquiring company is a Constituent Company.

•

A company or other entity included in the S&P MidCap 400 Index at the beginning of the 2016 Comparative Period that is, prior to the end of the 2019 Comparative Period, combined with another entity through consolidation or other process, under the authority of law, by which the rights, franchises, privileges and property of two entities are united and become the rights, franchises, privileges and property of a single corporation, shall not be a Constituent Company.

•

A company or other entity included in the S&P MidCap 400 Index at the beginning of the 2016 Comparative Period that, prior to the end of the 2019 comparative period, acquires (by merger, asset purchase, tender offer, share exchange, or otherwise) another Constituent Company shall cease to be a Constituent Company.

For the avoidance of doubt:

•

A company or other entity included in the S&P MidCap 400 Index at the beginning of the 2016 Comparative Period that is removed from the S&P MidCap 400 Index prior to the end of the 2019 Comparative Period shall continue to be a Constituent Company, unless otherwise excluded from the definition of “Constituent Company” under the foregoing provisions.

•

The Compensation Committee shall, in its sole discretion, make such determination as to the application of the definition of “Constituent Corporation” as it deems appropriate in the event of a transaction or other occurrence not addressed above.

“2016 Comparative Period” shall mean, for each Constituent Company, a period of four consecutive fiscal quarters ending closest to, but not later than, October 7, 2016.

“2019 Comparative Period” shall mean, for each Constituent Company, a period of four consecutive fiscal quarters ending closest to, but not later than, October 7, 2019.

“S&P MidCap 400 Index” shall mean the S&P MidCap 400 Index provided by S&P Dow Jones Indices LLC, a subsidiary of S&P Global Inc., or, in the event the S&P MidCap 400 Index is no longer provided, such other reasonably comparable index as may be selected by the Compensation Committee, in its sole discretion.